                                                                 EXHIBIT 99(a)
                                                                 -------------

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following Unaudited Pro Forma Combined Financial Information combines the historical Consolidated Financial Statements of Bank of Boston and BayBanks giving effect to the proposed merger, as if it had been effective on March 31, 1996, with respect to the Pro Forma Combined Balance Sheet, and as of the beginning of the periods indicated herein, with respect to the Pro Forma Combined Statements of Income. The proposed merger is expected to be accounted for as a pooling of interests. This information should be read in conjunction with the historical consolidated financial statements of Bank of Boston and BayBanks, including their respective notes thereto. The effect of estimated restructuring costs has been reflected in the pro forma combined balance sheet; however, since the estimated costs are nonrecurring, they have not been reflected in the pro forma combined statements of income. This pro forma combined financial information does not give effect to any anticipated cost savings in connection with the merger. The pro forma combined balance sheet is not necessarily indicative of the actual financial position that would have existed had the merger been consummated on March 31, 1996 or that may exist in the future. The pro forma combined statements of income are not necessarily indicative of the results that would have occurred had the merger been consummated on the dates indicated or that may be achieved in the future.

                           UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF MARCH 31, 1996


                                                     BANK OF                        PRO FORMA          PRO FORMA
                                                     BOSTON         BAYBANKS(1)    ADJUSTMENTS(1)      COMBINED
                                                     ------         -----------    --------------      --------
                                                                           (IN MILLIONS)

ASSETS
Cash and due from banks                               $ 2,208         $   873                          $ 3,081
Interest bearing deposits in other banks                1,425              53                            1,478
Federal funds sold and securities purchased
   under agreements to resell                           1,426             158                            1,584
Securities held to maturity                               647              13                              660
Securities available for sale                           5,064           2,203                            7,267
Trading account securities                              1,302              36                            1,338
Loans held for sale                                        96              56                              152
Loans and leases                                       31,402           7,853                           39,255
Reserve for credit losses                                (732)           (152)                            (884)
Premises and equipment                                    620             213                              833
Due from customers on acceptances                         377               2                              379
Other assets                                            2,622             285                            2,907
                                                      -------         -------                          -------

Total assets                                          $46,457         $11,593                          $58,050
                                                      =======         =======                          =======

LIABILITIES AND
   STOCKHOLDERS' EQUITY
Deposits                                              $31,235         $10,101                          $41,336
Funds borrowed                                          7,201             416                            7,617
Acceptances outstanding                                   378               2                              380
Other liabilities                                       1,433              83           $ 83 (2)         1,599
Notes payable                                           2,499              15                            2,514
                                                      -------         -------           ----           -------
Total liabilities                                      42,746          10,617             83            53,446
                                                      -------         -------           ----           -------


Stockholders' equity:
   Preferred stock                                        508                                              508
   Common stock                                           253              40             58 (3)           351
   Surplus                                                926             364            (58)(3)         1,232
   Retained earnings                                    2,077             563            (83)(2)         2,557
   Net unrealized gain on
     securities available for sale                         41               9                               50
   Treasury stock, at cost                                (89)                                             (89)
   Cumulative translation adjustments                      (5)                                              (5)
                                                      -------         -------           ----           -------
Total stockholders' equity                              3,711             976            (83)            4,604
                                                      -------         -------           ----           -------

Total liabilities and stockholders' equity            $46,457         $11,593                          $58,050
                                                      =======         =======           ====           =======

         See Notes to Unaudited Pro Forma Combined Financial Information


                                     UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY



(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)                                  THREE MONTHS      YEARS ENDED DECEMBER 31,
                                                                                    ENDED        -----------------------------
                                                                                MARCH. 31, 1996  1995         1994        1993
                                                                                ---------------  ----         ----        ----

INTEREST INCOME:
     Loans and lease financing, including fees                                      $    979    $  3,877    $  3,117    $  2,588
     Securities                                                                          177         683         492         358
     Loans held for sale                                                                  16          31          43          85
     Federal funds sold and securities purchased under agreements to resell               43         303         605         147
     Deposits in other banks                                                              26         224         119         152
                                                                                    --------    --------    --------    --------
          Total interest income                                                        1,241       5,118       4,376       3,330
                                                                                    --------    --------    --------    --------

INTEREST EXPENSE:
     Deposits                                                                            421       1,791       1,301       1,177
     Funds borrowed                                                                      210         920         906         268
     Notes payable                                                                        44         159         132         116
                                                                                    --------    --------    --------    --------
          Total interest expense                                                         675       2,870       2,339       1,561
                                                                                    --------    --------    --------    --------
     Net interest revenue                                                                566       2,248       2,037       1,769
     Provision for credit losses                                                          57         275         154         107
                                                                                    --------    --------    --------    --------
     Net interest revenue after provision
     for credit losses                                                                   509       1,973       1,883       1,662
                                                                                    --------    --------    --------    --------

NONINTEREST INCOME:
     Financial service fees                                                               57         717         580         529
     Trust and agency fees                                                                55         231         215         193
     Trading profits and commissions                                                      13          25          18          26
     Net securities gains                                                                 13           9          14          32
     Other income                                                                        147         328         208         165
                                                                                    --------    --------    --------    --------
          Total noninterest income                                                       285       1,310       1,035         945
                                                                                    --------    --------    --------    --------

NONINTEREST EXPENSE:
     Salaries and employee benefits                                                      293       1,145       1,043         984
     Occupancy and equipment expense                                                      88         332         317         312
     Other real estate owned expense                                                       2          11          38          82
     Acquisition and restructuring expense                                                            28          21          85
     Other expense                                                                       145         560         526         539
                                                                                    --------    --------    --------    --------
          Total noninterest expense                                                      528       2,076       1,945       2,002
                                                                                    --------    --------    --------    --------
     Income before income taxes, extraordinary
         item and cumulative effect of
         accounting change                                                               266       1,207         973         605
     Provision for income taxes                                                          111         529         423         262
                                                                                    --------    --------    --------    --------
     INCOME BEFORE EXTRAORDINARY
       ITEM AND CUMULATIVE EFFECT OF
       ACCOUNTING CHANGE                                                            $    155    $    678    $    550    $    343
                                                                                    ========    ========    ========    ========

PER COMMON SHARE:
    Income before extraordinary item and cumulative effect of accounting change:
           Primary                                                                  $    .94    $   4.17    $   3.44    $   2.09
           Fully diluted                                                                 .93        4.09        3.37        2.05
      Average number of common shares (in thousands):
           Primary                                                                   154,988     153,856     148,913     147,033
           Fully diluted                                                             156,844     156,768     153,616     152,067

         See Notes to Unaudited Pro Forma Combined Financial Information


            UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME FOR THE QUARTER ENDED MARCH 31, 1996



(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)        BANK OF                     PRO FORMA        PRO FORMA
                                                       BOSTON       BAYBANKS(1)    ADJUSTMENTS(1)   COMBINED
                                                       ------       -----------    --------------   --------
INTEREST INCOME:
     Loans and lease financing, including fees          $    810    $   169                         $    979
     Securities                                              144         33                              177
     Loans held for sale                                      16                                          16
     Federal funds sold and securities
        purchased under agreements to resell                  41          2                               43
     Deposits in other banks                                  24          2                               26
                                                        --------    -------                         --------
          Total interest income                            1,035        206                            1,241
                                                        --------    -------                         --------

INTEREST EXPENSE:
     Deposits                                                356         65                              421
     Funds borrowed                                          202          8                              210
     Notes payable                                            43          1                               44
                                                        --------    -------                         --------
          Total interest expense                             601         74                              675
                                                        --------    -------                         --------
     Net interest revenue                                    434        132                              566
     Provision for credit losses                              50          7                               57
                                                        --------    -------                         --------
     Net interest revenue after provision
     for credit losses                                       384        125                              509
                                                        --------    -------                         --------

NONINTEREST INCOME:
     Financial service fees                                    7         50                               57
     Trust and agency fees                                    51          4                               55
     Trading profits and commissions                          12          1                               13
     Net securities gains                                     13                                          13
     Other income                                            143          4                              147
                                                        --------    -------                         --------
          Total noninterest income                           226         59                              285
                                                        --------    -------                         --------

NONINTEREST EXPENSE:
     Salaries and employee benefits                          229         64                              293
     Occupancy and equipment expense                          63         25                               88
     Other real estate owned expense                           2                                           2
     Other expense                                           111         34                              145
                                                        --------    -------                         --------
          Total noninterest expense                          405        123                              528
                                                        --------    -------                         --------

    Income before income taxes                               205         61                              266
    Provision for income taxes                                88         23                              111
                                                        --------    -------                         --------

 NET INCOME                                             $    117    $    38                         $    155
                                                        ========    =======                         ========

PER COMMON SHARE:
     Net income:
           Primary                                      $    .97    $  1.92                         $    .94
           Fully diluted                                     .95       1.92                              .93
    Average number of common shares (in thousands):
           Primary                                       111,034     19,979                          154,988
           Fully diluted                                 112,864     19,991                          156,844



         See Notes to Unaudited Pro Forma Combined Financial Information



             UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1995



(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)           BANK OF                 PRO FORMA        PRO FORMA
                                                          BOSTON    BAYBANKS(1)   ADJUSTMENTS(1)    COMBINED
                                                          ------    -----------   --------------    --------
INTEREST INCOME:
     Loans and lease financing, including fees          $  3,240    $   637                        $  3,877
     Securities                                              539        144                             683
     Loans held for sale                                      30          1                              31
     Federal funds sold and securities
        purchased under agreements to resell                 293         10                             303
     Deposits in other banks                                 217          7                             224
                                                        --------    -------                        --------
          Total interest income                            4,319        799                           5,118
                                                        --------    -------                        --------

INTEREST EXPENSE:
     Deposits                                              1,557        234                           1,791
     Funds borrowed                                          866         54                             920
     Notes payable                                           155          4                             159
                                                        --------    -------                        --------
          Total interest expense                           2,578        292                           2,870
                                                        --------    -------                        --------
     Net interest revenue                                  1,741        507                           2,248
     Provision for credit losses                             250         25                             275
                                                        --------    -------                        --------
     Net interest revenue after provision
     for credit losses                                     1,491        482                           1,973
                                                        --------    -------                        --------

NONINTEREST INCOME:
     Financial service fees                                  523        194                             717
     Trust and agency fees                                   217         14                             231
     Trading profits and commissions                          22          3                              25
     Net securities gains                                      9                                          9
     Other income                                            320          8                             328
                                                        --------    -------                        --------
          Total noninterest income                         1,091        219                           1,310
                                                        --------    -------                        --------

NONINTEREST EXPENSE:
     Salaries and employee benefits                          897        248                           1,145
     Occupancy and equipment expense                         240         92                             332
     Other real estate owned expense                           9          2                              11
     Acquisition and restructuring expense                    28                                         28
     Other expense                                           423        137                             560
                                                        --------    -------                        --------
          Total noninterest expense                        1,597        479                           2,076
                                                        --------    -------                        --------
    Income before income taxes                               985        222                           1,207
    Provision for income taxes                               444         85                             529
                                                        --------    -------                        --------

 NET INCOME                                             $    541    $   137                        $    678
                                                        ========    =======                        ========


PER COMMON SHARE:
     Net income:
           Primary                                      $   4.55    $  7.01                        $   4.17
           Fully diluted                                    4.43       6.99                            4.09
     Average number of common shares (in thousands):
           Primary                                       110,716     19,609                         153,856
           Fully diluted                                 113,560     19,640                         156,768



         See Notes to Unaudited Pro Forma Combined Financial Information

                     UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1994



(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)                                BANK OF                  PRO FORMA       PRO FORMA
                                                                                BOSTON   BAYBANKS(1)  ADJUSTMENTS(1)    COMBINED
                                                                                ------   -----------  --------------    --------
INTEREST INCOME:
     Loans and lease financing, including fees                                $  2,606    $   511                       $  3,117
     Securities                                                                    355        137                            492
     Loans held for sale                                                            41          2                             43
     Federal funds sold and securities
        purchased under agreements to resell                                       600          5                            605
     Deposits in other banks                                                       116          3                            119
                                                                              --------    -------                       --------
          Total interest income                                                  3,718        658                          4,376
                                                                              --------    -------                       --------
INTEREST EXPENSE:
     Deposits                                                                    1,148        153                          1,301
     Funds borrowed                                                                868         38                            906
     Notes payable                                                                 130          2                            132
                                                                              --------    -------                       --------
          Total interest expense                                                 2,146        193                          2,339
                                                                              --------    -------                       --------
     Net interest revenue                                                        1,572        465                          2,037
     Provision for credit losses                                                   130         24                            154
                                                                              --------    -------                       --------
     Net interest revenue after provision for credit losses                      1,442        441                          1,883
                                                                              --------    -------                       --------

NONINTEREST INCOME:
     Financial service fees                                                        396        184                            580
     Trust and agency fees                                                         201         14                            215
     Trading profits and commissions                                                16          2                             18
     Net securities gains                                                           14                                        14
     Other income                                                                  201          7                            208
                                                                              --------    -------                       --------
          Total noninterest income                                                 828        207                          1,035
                                                                              --------    -------                       --------

NONINTEREST EXPENSE:
     Salaries and employee benefits                                                813        230                          1,043
     Occupancy and equipment expense                                               231         86                            317
     Other real estate owned expense                                                22         16                             38
     Acquisition and restructuring expense                                          21                                        21
     Other expense                                                                 392        134                            526
                                                                              --------    -------                       --------
          Total noninterest expense                                              1,479        466                          1,945
                                                                              --------    -------                       --------
    Income before income taxes, extraordinary item and
       cumulative effect of accounting change                                      791        182                            973
    Provision for income taxes                                                     349         74                            423
                                                                              --------    -------                       --------
INCOME BEFORE EXTRAORDINARY
    ITEM AND CUMULATIVE EFFECT
    OF ACCOUNTING CHANGE                                                      $    442    $   108                       $    550
                                                                              ========    =======                       ========

PER COMMON SHARE:
    Income before extraordinary item and cumulative effect of accounting change:
           Primary                                                            $   3.79    $  5.65                       $   3.44
           Fully diluted                                                          3.67       5.65                           3.37
     Average number of common shares (in thousands):
           Primary                                                             106,730     19,174                        148,913
           Fully diluted                                                       111,427     19,177                        153,616

         See Notes to Unaudited Pro Forma Combined Financial Information


                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1993



(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)                    BANK OF                   PRO FORMA       PRO FORMA
                                                                   BOSTON    BAYBANKS(1)   ADJUSTMENTS(1)     COMBINED
                                                                   ------    -----------   --------------     --------
INTEREST INCOME:
     Loans and lease financing, including fees                    $  2,112    $   476                         $  2,588
     Securities                                                        271         87                              358
     Loans held for sale                                                76          9                               85
     Federal funds sold and securities
        purchased under agreements to resell                           139          8                              147
     Deposits in other banks                                           141         11                              152
                                                                  --------    -------                         --------
          Total interest income                                      2,739        591                            3,330
                                                                  --------    -------                         --------

INTEREST EXPENSE:
     Deposits                                                        1,016        161                            1,177
     Funds borrowed                                                    264          4                              268
     Notes payable                                                     114          2                              116
                                                                  --------    -------                         --------
          Total interest expense                                     1,394        167                            1,561
                                                                  --------    -------                         --------
     Net interest revenue                                            1,345        424                            1,769
     Provision for credit losses                                        70         37                              107
                                                                  --------    -------                         --------
     Net interest revenue after provision for credit losses          1,275        387                            1,662
                                                                  --------    -------                         --------

NONINTEREST INCOME:
     Financial service fees                                            350        179                              529
     Trust and agency fees                                             178         15                              193
     Trading profits and commissions                                    24          2                               26
     Net securities gains                                               32                                          32
     Other income                                                      162          3                              165
                                                                  --------    -------                         --------
          Total noninterest income                                     746        199                              945
                                                                  --------    -------                         --------

NONINTEREST EXPENSE:
     Salaries and employee benefits                                    771        213                              984
     Occupancy and equipment expense                                   224         88                              312
     Other real estate owned expense                                    44         38                               82
     Acquisition and restructuring expense                              85                                          85
     Other expense                                                     407        132                              539
                                                                  --------    -------                         --------
          Total noninterest expense                                  1,531        471                            2,002
                                                                  --------    -------                         --------
    Income before income taxes and
        cumulative effect of accounting change                         490        115                              605
    Provision for income taxes                                         215         47                              262
                                                                  --------    -------                         --------
INCOME BEFORE CUMULATIVE
    EFFECT OF ACCOUNTING CHANGE                                   $    275    $    68                         $    343
                                                                  ========    =======                         ========

PER COMMON SHARE:
     Income before cumulative effect of accounting change:
           Primary                                                $   2.28   $   3.57                         $   2.09
           Fully diluted                                              2.22       3.56                             2.05
     Average number of common shares (in thousands):
           Primary                                                 105,336     18,953                          147,033
           Fully diluted                                           110,258     19,004                          152,067


         See Notes to Unaudited Pro Forma Combined Financial Information

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

(1) Certain historical data of BayBanks have been reclassified on a pro forma basis to conform to Bank of Boston's classifications. Transactions between Bank of Boston and BayBanks are not material in relation to the pro forma combined financial statements, and have not been eliminated from the pro forma combined amounts.

(2) Reflects preliminary estimated restructuring costs of $140 million ($83 million net of taxes) expected to be incurred in connection with the proposed merger. Such costs include estimated investment banking and other professional fees, stock issuance costs and other expenses and other costs associated with the merger and estimated facilities and operations consolidation and severance costs associated with expected reorganizations following the merger.

(3) Pursuant to the merger agreement, each outstanding share (19,727,836 shares at March 31, 1996) of BayBanks Common Stock will be converted into 2.2 shares of Bank of Boston Common Stock, subject to adjustment in certain circumstances.